UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 19, 2026
HBT FINANCIAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39085	37-1117216
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

401 North Hershey Rd Bloomington, Illinois		61704
(Address of principal executive offices)		(Zip Code)
(309) 662-4444
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	HBT	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders
On May 19, 2026, HBT Financial, Inc. (the "Company") held its Annual Meeting of Stockholders. Set forth below are the final voting results for each proposal submitted to a vote of the stockholders at the Company's Annual Meeting of Stockholders.
Proposal 1: Election of Directors
The Company's stockholders elected the following nominees for director to serve until the 2027 Annual Meeting of Stockholders or until his or her successor is duly elected and qualified.

Name	Votes For	Votes Withheld	Broker Non-Votes
James T. Ashworth	27,059,117	2,376,732	2,625,219
Roger A. Baker	25,000,775	4,435,074	2,625,219
C. Alvin Bowman	28,718,944	716,905	2,625,219
Eric E. Burwell	28,991,291	444,558	2,625,219
Patrick F. Busch	27,007,149	2,428,700	2,625,219
J. Lance Carter	27,013,170	2,422,679	2,625,219
Allen C. Drake	25,580,054	3,855,795	2,625,219
Fred L. Drake	26,987,539	2,448,310	2,625,219
Linda J. Koch	29,175,783	260,066	2,625,219
Michael J. Morton	29,251,868	183,981	2,625,219
Gerald E. Pfeiffer	29,128,103	307,746	2,625,219
Nancy L. Ruyle	29,315,448	120,401	2,625,219
Proposal 2: Advisory (Non-Binding) Vote to Approve Executive Compensation
The Company's stockholders approved, in a non-binding advisory vote, the compensation of the Company's named executive officers.

Votes For	Votes Against	Abstentions	Broker Non-Votes
29,046,470	200,525	188,854	2,625,219
Proposal 3: Ratification of the Appointment of RSM US LLP as the Independent Registered Public Accounting Firm for the Year Ending December 31, 2026
The appointment of RSM US LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2026 was ratified.

Votes For	Votes Against	Abstentions	Broker Non-Votes
31,873,848	37,991	149,229	—

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HBT FINANCIAL, INC.

	By:	/s/ Peter R. Chapman
Name: Peter R. Chapman
Title: Chief Financial Officer

Date: May 21, 2026